UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  August 7, 2025

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	XPLR INFRASTRUCTURE, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	XIFR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On August 7, 2025, Meade Pipeline Investment, LLC, Redwood Midstream, LLC and River Road Interests LLC (the sellers), all indirect subsidiaries of XPLR, entered into a purchase and sale agreement with APC Holdings II, L.P. and ACI Meade Member, LLC, affiliates of funds managed or advised by Ares Management LLC or one its affiliates (the purchasers). Pursuant to the terms of the purchase and sale agreement, the purchasers agreed to acquire all of sellers' interests in Meade Pipeline Co, LLC (Meade), which owns an investment in natural gas pipeline assets in Pennsylvania, and Redwood Meade Midstream MPC, LLC, which owns a 15% interest in Meade. The purchase and sale agreement contains customary representations, warranties and covenants by the parties. In addition, each of the parties is obligated, subject to certain limitations, to indemnify the others for certain customary and other specified matters, including breaches of representations and warranties, non-fulfillment or breaches of covenants and for certain liabilities and third-party claims. XPLR plans for the sale to close by the end of the third quarter of 2025 for total cash consideration of approximately $1.1 billion, subject to adjustment for lease payments accrued at the time of close. The transaction is subject to the receipt of Hart-Scott-Rodino antitrust approval, repayment of project-level indebtedness and satisfaction of customary closing conditions.

The foregoing description of the purchase and sale agreement is qualified in its entirety by the text of the purchase and sale agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
2.1
Purchase and Sale Agreement by and among Meade Pipeline Investment, LLC, Redwood Midstream, LLC and River Road Interests LLC, as Sellers, APC Holdings II, L.P. and ACI Meade Member, LLC, as Buyers, and, solely for the Limited Purposes, XPLR Infrastructure Operating Partners, LP, dated as of August 7, 2025

101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 11, 2025

XPLR INFRASTRUCTURE, LP
(Registrant)

WILLIAM J. GOUGH
William J. Gough
Controller
(Principal Accounting Officer)